PROJECT PROFILE
The Crest Apartments Brooklyn Center, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $40.1 million tenant-in-place rehabilitation of an existing 122-unit affordable housing building, as well as the construction of a new all-affordable building. The new 5-story apartment building will contain 48 units and will connect with the existing 13-story building via an enclosed walkway. The development will offer a total 171 units of high-quality affordable apartments to the city of Brooklyn Center, a suburb in the Minneapolis-St. Paul metro area. Project amenities will include a new community room, fitness center, business center (learning center), on-site management and enclosed parking.
HIT ROLE	As part of its Midwest@Work Initiative, the HIT is providing a $13.3 million construction and bridge loan. Additionally, the HIT made a forward commitment to purchase a $11.7 million Fannie Mae mortgage security backed by the permanent loan for the project. Since 1991, the HIT has financed 103 projects in Minnesota and 73 projects in the Twin Cities, all built with 100% union construction labor.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, 100% of the units will include rent restrictions at or below 60% of Area Median Income.

The building is projected to meet the certification standards for the Minnesota overlay of Green Communities and incorporate green design principals once rehab is complete.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $25.0 Million	Total Development Cost $40.1 Million	171 Units (100% affordable)	192,720 Hours of Union Construction Work Generated	$8.3 Million Tax revenue generated	$56.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | The Crest Apartments – Brooklyn Center, MN

“Minnesota unions are proud to partner with HIT to deliver another 100% affordable housing project in our state. The Crest will preserve existing and create new affordable housing units in a Minneapolis suburban community while delivering family supporting jobs for our members.”

— Chelsie Glaubitz Gabiou, President Minneapolis Regional Labor Federation, AFL-CIO

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

3/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com